CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : August 2002
Beginning of the Month Principal Receivables :                                                                 25,993,139,965.42
                                                                                                            --------------------
Beginning of the Month Finance Charge Receivables :                                                               885,999,700.95
                                                                                                            --------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                            --------------------
Beginning of the Month Total Receivables :                                                                     26,879,139,666.37
                                                                                                            --------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                            --------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                            --------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                            --------------------

Additional Principal Receivables :                                                                                          0.00
                                                                                                            --------------------
Additional Finance Charge Receivables :                                                                                     0.00
                                                                                                            --------------------
Additional Total Receivables :
                                                                                                            --------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                            --------------------

End of the Month Principal Receivables :                                                                       25,937,686,734.24
                                                                                                            --------------------
End of the Month Finance Charge Receivables :                                                                     899,591,453.57
                                                                                                            --------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                            --------------------
End of the Month Total Receivables :                                                                           26,837,278,187.81
                                                                                                            --------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                            --------------------
Adjusted Invested Amount of all Master Trust Series                                                            23,036,016,549.00
                                                                                                            --------------------

End of the Month Seller Percentage                                                                                        11.19%
                                                                                                            --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : August 2002                                                                     ACCOUNTS            RECEIVABLES
                                                                                                 --------            -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                  451,421.00         459,442,360.89
                                                                                          ---------------   --------------------
      60 - 89 Days Delinquent                                                                  298,986.00         319,135,740.33
                                                                                          ---------------   --------------------
      90 + Days Delinquent                                                                     567,897.00         649,792,533.80
                                                                                          ---------------   --------------------

      Total 30 + Days Delinquent                                                             1,318,304.00       1,428,370,635.02
                                                                                          ---------------   --------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                           5.32%
                                                                                                            --------------------

Defaulted Accounts During the Month                                                            165,552.00         126,575,760.26
                                                                                          ---------------   --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       5.84%
                                                                                                            --------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : August 2002                                                               COLLECTIONS                 PERCENTAGES
                                                                                           -----------                 -----------
Total Collections and Gross Payment Rate                                              4,424,033,580.59                      16.46%
                                                                               -----------------------        --------------------

Collections of Principal Receivables and Principal Payment Rate                       3,933,589,736.42                      15.13%
                                                                               -----------------------        --------------------

      Prior Month Billed Finance Charge and Fees                                        376,329,757.46
                                                                               -----------------------
      Amortized AMF Income                                                               29,274,899.70
                                                                               -----------------------
      Interchange Collected                                                              55,657,866.08
                                                                               -----------------------
      Recoveries of Charged Off Accounts                                                 36,654,269.76
                                                                               -----------------------
      Collections of Discounted Receivables                                                       0.00
                                                                               -----------------------

Collections of Finance Charge Receivables and Annualized Yield                          497,916,793.00                      22.99%
                                                                               -----------------------        --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : August 2002

Beginning Unamortized AMF Balance                                                                                   151,206,743.29
                                                                                                              --------------------
+     AMF Slug for Added Accounts                                                                 0.00
                                                                               -----------------------
+     AMF Collections                                                                    21,801,950.87
                                                                               -----------------------
-     Amortized AMF Income                                                               29,274,899.70
                                                                               -----------------------
Ending Unamortized AMF Balance                                                                                      143,733,794.46
                                                                                                              --------------------








                                                  --------------------------
                                                  Tom Feil
                                                  Director, Capital Markets




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.





                                                                    Page 8 of 58